Nature of the Business	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
Nature of the Business
1.	Nature of the Business

Sage Therapeutics, Inc. (“Sage” or the “Company”) is a biopharmaceutical company committed to developing and commercializing novel medicines to treat life-threatening, rare central nervous system (“CNS”) disorders, where there are inadequate or no approved existing therapies. The Company is targeting CNS indications where patient populations are easily identified, acute treatment is typically initiated in the hospital setting, clinical endpoints are well-defined, and development pathways are feasible. This focus allows the Company to make highly informed decisions when advancing its product candidates through the development process. The Company’s initial product candidates are aimed at treating different stages of status epilepticus, a life-threatening condition in which the brain is in a state of persistent seizure.

The Company was incorporated under the laws of the state of Delaware on April 16, 2010 and commenced operations on January 19, 2011 as Sterogen Biopharma, Inc. On September 13, 2011, the Company changed its name to Sage Therapeutics, Inc. under its second Amended and Restated Certificate of Incorporation.

The Company is subject to risks and uncertainties common to early-stage companies in the biotech industry, including, but not limited to, development by competitors of new technological innovations, dependence on key personnel protection of proprietary technology, compliance with government regulations, and ability to secure additional capital to fund operations.

We have incurred losses and negative cash flows from operations since our inception. As of December 31, 2014, we had an accumulated deficit of $66.9 million. From our inception through December 31, 2014, we raised aggregate net proceeds of $90.6 million from the issuance of Series A, Series B and Series C redeemable convertible preferred stock. In July 2014, we raised gross proceeds of $96.3 million from the sale of common stock in our initial public offering. We believe our cash balance of $127.8 million as of December 31, 2014 will be sufficient to fund our anticipated level of operations for at least the next 12 months. The future viability of the Company is largely dependent on its ability to raise additional capital to finance its operations. Management expects that future sources of funding may include new or expanded partnering arrangements and sales of equity or debt securities. Adequate additional funding may not be available to the Company on acceptable terms or at all. The failure to raise capital as and when needed could have a negative impact on the Company’s financial condition and ability to pursue business strategies. The Company may be required to delay, reduce the scope of or eliminate research and development programs, or obtain funds through arrangements with collaborators or others that may require the Company to relinquish rights to certain product candidates that the Company might otherwise seek to develop or commercialize independently.